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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               JANUARY 10, 1996


                               CODA ENERGY, INC.
            (Exact Name of Registrant as Specified in its Charter)
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
State of Delaware                       0-10955                        75-1842480
 (State or Other                (Commission File Number)     (IRS Employer Identification No.)
Jurisdiction of Incorporation)
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                              5735 Pineland Drive
                                   Suite 300
                              Dallas, Texas  75231
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (214) 692-1800

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Item 5.  Other Events
         ------------

   Coda Energy, Inc. ("Coda") announced on January 11, 1996 that the conditions to the effectiveness of the December 22, 1995 amendment (the "First Amendment") to Coda's Agreement and Plan of Merger (the "Merger Agreement") with Joint Energy Development Investments Limited Partnership ("JEDI") and Coda Acquisition, Inc. have been satisfied. The First Amendment (which removed a condition to the merger requiring the sale of Coda's natural gas gathering and processing subsidiary, Taurus Energy Corp., and reduced the per share merger consideration from $8.00 to $7.75) was subject to (i) negotiation and execution of amendments to other agreements relating to the Merger Agreement (copies of which are filed herewith) and (ii) confirmation from the independent financial advisor to the Special Committee of Coda's Board of Directors that the revised merger consideration is fair to Coda's stockholders from a financial point of view.

   Coda's Board of Directors has also approved a second amendment to the Merger Agreement that (i) allows the surviving corporation to issue up to 40,000 shares of 15% cumulative preferred stock, (ii) amends a schedule to the Merger Agreement to reflect changes in the number of options and warrants to purchase common stock of Coda to be exchanged for equity interests in the surviving corporation by certain persons who will continue in the management of the surviving corporation, and (iii) provides that the liability of JEDI to make indemnification payments required under the Merger Agreement (which liability extends only to the extent of certain distributions made by the surviving corporation) will not be calculated so as to include any dividends or other distributions paid in respect of the 15% cumulative preferred stock.

   Coda's proxy materials regarding a special meeting of its stockholders for the purpose of voting on the transaction were cleared by the Securities and Exchange Commission on January 18, 1996. Coda's Board of Directors has called a special meeting of the Coda stockholders of record on January 8, 1996 to be held on Friday, February 16, 1996.
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Item 7.  Financial Statements and Exhibits
         ---------------------------------

The following documents are attached hereto as exhibits:

2.1  Second Amendment to Agreement and Plan of Merger dated as of January 10,
     1996.

99.1 Coda Energy, Inc. Press Release dated January 11, 1996.

99.2 Amendment No. 1 to Subscription Agreement dated as of January 10, 1996.

99.3 Amendment No. 1 to Stockholders Agreement dated as of January 10, 1996.

99.4 Agreement of Coda to provide schedules and exhibits to Second Amendment to Agreement and Plan of Merger (Exhibit 2.1) and to provide schedules to Amendment No. 1 to Subscription Agreement (Exhibit 99.2) and Amendment No. 1 to Stockholders Agreement (Exhibit 99.3)

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 18, 1996                     CODA ENERGY, INC.


                                            By:    \s\ Joe Callaway
                                               --------------------------------
                                                   Joe Callaway, Vice President
                                                   and General Counsel
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                                 EXHIBIT INDEX
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


                                                                 Sequential
Exhibit No.                Description of Exhibit                 Page No.
-----------                ----------------------                ----------

   2.1              Second Amendment to Agreement and Plan of         5
                    Merger dated as of January 10, 1996.

   99.1             Coda Energy, Inc. Press Release dated January     9
                    11, 1996.

   99.2             Amendment No. 1 to Subscription Agreement        10
                    dated as of January 10, 1996.

   99.3             Amendment No. 1 to Stockholders Agreement        21
                    dated as of January 10, 1996.

   99.4             Agreement of Coda to provide schedules and       28
                    exhibits to Second Amendment to Agreement and Plan of Merger (Exhibit 2.1) and to provide schedules to Amendment No. 1 to Subscription
                    Agreement (Exhibit 99.2) and Amendment No.
                    1 to Stockholders Agreement (Exhibit 99.3).
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